UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2003

TRIZEC PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Of Incorporation	001-16765 (Commission File No.)	33-0387846 (IRS Employer Identification No.)

233 South Wacker Drive, 46th Floor, Chicago IL      60606
(Address of Principal Executive Offices)                     (Zip Code)

(312) 798-6000
(Registrants telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Items

     On August 28, 2003, Trizec Properties, Inc. issued a news release announcing the sale of its Sears Tower interests and the financial impact on Trizec Properties.  The full text of the news release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     The following exhibit is filed with this report.

Exhibit No.	Description

99.1	Press Release dated August 28, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC. (Registrant)

Date: August 29, 2003	/s/ Timothy H. Callahan Timothy H. Callahan President and Chief Executive Officer

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